UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 21, 2005
Date of Report (date of earliest event reported)

INFORMATICA CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-25871 (Commission File Number)	77-0333710 (I.R.S. Employer Identification Number)

100 Cardinal Way
Redwood City, California 94063
(Address of principal executive offices)

(650) 385-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On July 21, 2005, Informatica Corporation issued a press release reporting its results for the quarter ended June 30, 2005. A copy of the press release issued by Informatica Corporation concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit
No.	Description
99.1	Press Release dated July 21, 2005 reporting Informatica Corporation’s results for the quarter ended June 30, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 21, 2005	INFORMATICA CORPORATION
	By:	/s/ Earl E. Fry
Earl E. Fry
Chief Financial Officer, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated July 21, 2005 reporting Informatica Corporation’s results for the quarter ended June 30, 2005.